Putnam
Europe
Growth
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

6-30-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The past year was characterized by sharp shifts in investor sentiment and strong indications of the European stock markets' return to a more accelerated environment of growth. Furthermore, it was clearly a period that dramatized the growing globalization of the financial markets.

The impact of the world's equity investors' flight to the safety of U.S. Treasury securities was still being felt by Europe's stock markets as Putnam Europe Growth Fund began its fiscal year last summer. In the latter half of the period, which ended on June 30, 1999, the exit of many of these investors from U.S. government securities had a rippling effect as equity investors overcame much of their aversion to risk and began returning to stocks.

In the following report, your fund's management team provides a review of fiscal 1999's performance and strategy and discusses prospects for the new fiscal year.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
August 18, 1999



Report from the Fund Managers

Mark D. Pollard
Omid Kamshad
Nigel Hart

For investors in European equity markets, the year leading up to June 30, 1999, featured a period of relative strength sandwiched between two challenging market environments. The global financial crisis in late summer of last year, brought on by collapse of the Russian economy, was followed by strong market performance in the final quarter of 1998 and a rebound in investors' optimism heading to 1999. However, for European markets, that period of solid performance was short lived. While local currency returns have been reasonably attractive this year, the deterioration in value of the new European common currency, the euro, significantly affected U.S. dollar returns during this period.

Nevertheless, in this challenging period, Putnam Europe Growth Fund continued to offer more than competitive risk-adjusted returns (see page
7). Through disciplined stock selection and asset allocation, we believe the fund has successfully weathered a difficult market environment and is well positioned for what, in our opinion, may be a more rewarding future for European equities.

Total return for 12 months ended 6/30/99

     Class A         Class B          Class M
   NAV     POP     NAV     CDSC     NAV     POP
----------------------------------------------------------------
  -2.99%  -8.55%  -3.66%  -8.23%   -3.37%  -6.74%
----------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 7.


* WEAK EURO DAMPENS RETURNS FOR DOLLAR-BASED INVESTORS

Europe's much-anticipated Economic and Monetary Union (EMU) and its new euro got off to a smooth start at the beginning of the year. As the year progressed, however, economic indicators revealed increasing weakness in the Continent's industrial sectors, and political infighting indicated a lack of coordination among European policy makers. These trends, together with a lack of monetary policy direction on the part of the new European Central Bank and continued economic weakness, all served to drive the value of the euro down about 15% against the stronger U.S. dollar after its launch.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY ALLOCATIONS]

TOP COUNTRY ALLOCATIONS

United Kingdom     31.6%

France             14.8%

Netherlands        11.7%

Switzerland        10.4%

Germany             7.8%

Footnote reads:
Based on net assets as of 6/30/99. Holdings will vary over time.


The resulting weakness in the euro reduced the returns of dollar-based investments such as your fund, although this currency effect was muted to some extent by lower exposure to euro-based markets than that of the fund's benchmark index. Curiously, though, European markets did not respond more positively to the benefits of a weaker currency.

However, if one looks beyond the current weakness of economies such as Germany and Italy, there is more cause for optimism. The European consumer is in good financial health and has been for some time, helped by 2.5% interest rates in much of the region. The industrial sector has lagged badly, however, and needs to improve for the European economy to post a sustainable recovery. Through survey data and leading economic indicators, there is growing evidence that we are witnessing such an improvement.

* FUND TARGETS GROWING, ECONOMICALLY SENSITIVE INDUSTRIES

During the period, we de-emphasized underperforming areas such as health care and finance and instead focused on industries that stand to benefit from a global economic recovery such as telecommunications, technology, and media. While the performance of undervalued cyclical stocks has improved in line with increasing evidence of an uptick in worldwide demand, we believe companies in commodity-based areas such as steel and commodity chemicals still have little or no pricing power and have largely avoided adding them to the fund.

For example, the revenues of advertising and media companies typically rise as economies strengthen. In this regard, we targeted companies such as French broadcaster TF-1, British advertising agency WPP Group, and French agency Publicis. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.


Morningstar gave Putnam Europe Growth Fund's class A shares its highest ranking of 5 stars for overall performance (based on 3- and 5-year returns) as of June 30, 1999. This rating put the fund among the top 10% of the 987 international equity funds rated.

Past performance is not indicative of future results. Morningstar ratings reflect risk-adjusted performance through 6/30/99 and are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns and a risk factor that reflects performance below 90-day Treasury bill returns. For the 3-year and five-year performance, the fund received 5 stars for both periods. There were 987 and 498 international equity funds rated, respectively. The top 10% of the funds in an investment category receive 5 stars; the next 22.5% receive 4 stars. Performance of other share classes will vary.


Telecommunications and telecommunications equipment companies have enjoyed rising demand for data and voice transmission as well as the explosive growth of cellular usage around the world. The fund owns shares of leading telecommunications equipment manufacturer Nokia of Finland, the U.K.'s Orange, and some of the so-called incumbents such as British Telecom, Telefonica, Cable & Wireless, Swisscom, and Portugal Telecom.

Finally a recovery in worldwide growth -- especially in places like Asia -- tends to raise demand for luxury goods. The well-known luxury goods maker Gucci was represented in the portfolio. During the reporting period, Gucci was the subject of a hostile takeover fight between LVMH and Pinault Printemps Redoute. The fund also invested in Swiss luxury goods maker Cie. Financiere Richemont, owner of recognizable brands such as Cartier, Mont Blanc, and Dunhill. Recently Richemont moved to put a greater focus on its luxury goods businesses by selling its Rothman's tobacco subsidiary to British tobacco company BAT, revealing the substantial undervaluation of Richemont stock.


* ASTOUNDING LEVELS OF MERGERS AND ACQUISITIONS; CORPORATE RESTRUCTURING STILL A FOCUS

Merger and acquisition activity involving European companies continues to grow at an astounding pace and your fund has benefited in several instances. According to Morgan Stanley Dean Witter and J.P. Morgan, the $654 billion in European M&A activity in the first half of 1999 could not only break last year's level of $870 billion but also surpass the record of $1.3 trillion. The growth in the number of hostile approaches, especially in France, where such tactics have hitherto been unthinkable, is quite shocking.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Mannesmann AG (Germany)
Business equipment and services

Elf Aquitaine S.A. (France)
Oil and gas

Hoechst AG (Germany)
Chemicals

British Telecommunications
plc ADR (United Kingdom)
Telecommunications

Diageo plc (United Kingdom)
Food and beverages

United Bank of Switzerland AG
(Switzerland)
Insurance and finance

Cie. Financiere Richemont AG
Class A (Switzerland)
Consumer goods

DaimlerChrysler (Germany)
Automotive

Telefonaktiebolaget LM Ericsson
Class B (Sweden)
Telecommunications

OY Nokia AB Class A (Finland)
Telecommunications

Footnote reads:
These holdings represent 22.3% of the fund's net assets as of 6/30/99. Portfolio holdings will vary over time.


The fund was a shareholder in Telecom Italia (sold prior to the end of the period), which was won by Olivetti after a long and often dramatic hostile takeover fight that involved German giant Deutsche Telecom. In this well-publicized battle, fund holding Mannesmann of Germany was able to enhance its development of a formidable fixed and cellular telecommunications franchise with the purchase of Olivetti's Italian fixed and cellular assets, which Olivetti was forced to sell during its attempts to acquire Telecom Italia. In France, the fund also capitalized on the run-up in the price of banks Societe Generale and Banque Nationale de Paris, which are participants in an extraordinary three-way hostile takeover battle that also involves French bank Paribas.

We continued to seek out companies that have adopted Europe's newfound commitment to corporate restructuring and raising value for shareholders. One example was Hoechst in Germany. The company is remaking itself from a diversified chemical company to a pure life science company, i.e., one with more of a focus on biotechnology and pharmaceuticals than on industrial chemicals. This move has unleashed great value for Hoechst's shareholders as it revealed a life science business priced at a fraction of the values assigned to other pure life science companies. In addition, Hoechst plans to merge with Rhone-Poulenc of France to form the world's largest life sciences company.

* UNITED KINGDOM BEGINS TO MOVE FROM ECONOMIC SLOWDOWN

Thanks to a series of interest-rate cuts by the Bank of England and some easing of the pressure caused by a strong sterling, the United Kingdom appears to have achieved a soft landing rather than a recession in its economy. Because the U.K.'s economic rebound is moving slightly ahead of Europe's economic cycle, we have found more growth opportunities here recently than in Continental Europe.

For example, in order to take advantage of the buoyant real estate sector, the fund owned shares in property companies Land Securities and Canary Wharf. We also found an attractive corporate restructuring situation in the dual-listed Royal Dutch/Shell, in which we are beginning to see signs of genuine corporate restructuring after years of neglect of shareholders' interests and half-hearted restructuring attempts.

* AFTER MANY FALSE STARTS, EUROPEAN EQUITIES APPEAR POISED FOR TURNAROUND

Continental Europe appears poised for a rebound after sluggish economic growth in the first half of the year, aided by the weak euro, lower interest rates, and an end to the war in Kosovo. We believe the United Kingdom offers attractive opportunities as its economy rebounds gradually from recession earlier this year. Both the European Central Bank and the Bank of England have been in an interest-rate easing pattern, creating a bullish environment for stocks.

For several years, investors in European markets have looked to positive developments in Europe as a harbinger of better things to come only to see their hopes frustrated by extraneous events and the strong performance of the U.S. markets and economy. We believe, however, that investors in European stocks should remain fully invested. Unlike the United States, where the issue is how much interest rates need to rise in order to slow growth to a sustainable level, European investors can look forward to the early stages of growth. In such an environment of low inflation, low interest rates, corporate restructuring, improving growth, and relatively attractive valuations, we remain cautiously optimistic about the prospects of the European equity markets.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 6/30/99, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Funds investing in a single sector may be subject to more volatility than funds investing in a diverse group of sectors.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Europe Growth Fund is designed for investors seeking capital appreciation through investments primarily in common stocks and other securities of European companies.


TOTAL RETURN FOR PERIODS ENDED 6/30/99

                     Class A           Class B            Class M
(inception dates)   (9/7/90)          (2/1/94)           (12/1/94)
                  NAV      POP      NAV      CDSC      NAV       POP
-------------------------------------------------------------------------
1 year           -2.99%   -8.55%   -3.66%   -8.23%    -3.37%    -6.74%
-------------------------------------------------------------------------
5 years         139.95   126.14   131.32   129.32    135.64    127.44
Annual average   19.13    17.73    18.26    18.06     18.70     17.86
-------------------------------------------------------------------------
Life of fund    257.16   236.57   234.35   234.35    243.28    231.10
Annual average   15.55    14.77    14.68    14.68     15.03     14.56
-------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 6/30/99

                                 MSCI                  Consumer
                             Europe Index             price index
-------------------------------------------------------------------------
1 year                          -0.84%                   1.96%
-------------------------------------------------------------------------
5 years                        140.67                   12.30
Annual average                  19.20                    2.35
-------------------------------------------------------------------------
Life of fund                   210.36                   26.29
Annual average                  13.69                    2.68
-------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-year and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 9/7/90

             Fund's class A     MSCI Europe     Consumer price
Date          shares at POP        Index            index

9/7/90            9,425           10,000           10,000
6/30/91           9,792            9,318           10,334
6/30/92          11,662           11,416           10,653
6/30/93          11,743           11,129           10,973
6/30/94          14,027           12,829           11,246
6/30/95          16,950           15,318           11,588
6/30/96          19,970           17,567           11,907
6/30/97          25,659           22,836           12,181
6/30/98          34,696           31,299           12,386
6/30/99         $33,657          $31,036          $12,629

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $33,435 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $34,328 ($33,110 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 6/30/99

                          Class A       Class B        Class M
-------------------------------------------------------------------------
Distributions (number)       1             1              1
-------------------------------------------------------------------------
Income                    $0.212        $0.094         $0.202
-------------------------------------------------------------------------
Capital gains
  Long-term                0.762         0.762          0.762
-------------------------------------------------------------------------
  Short-term               0.232         0.232          0.232
-------------------------------------------------------------------------
  Total                   $1.206        $1.088         $1.196
-------------------------------------------------------------------------
Share value:            NAV     POP       NAV        NAV      POP
-------------------------------------------------------------------------
6/30/98                $23.68  $25.12   $23.11      $23.51   $24.36
-------------------------------------------------------------------------
6/30/99                 21.72   23.05    21.14       21.48    22.26
-------------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your funds' class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


Comparative benchmarks

Morgan Stanley Capital International Europe Index (MSCI)* is an unmanaged list of equity securities originating in one of the 15 European countries, with all values expressed in U.S. dollars.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.


Report of independent accountants
For the fiscal year ended June 30, 1999

To the Trustees and Shareholders of
Putnam Europe Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Europe Growth Fund (the "fund") at June 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
August 12, 1999




The fund's portfolio
June 30, 1999

COMMON STOCKS (97.0%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Finland (2.0%)
--------------------------------------------------------------------------------------------------------------------------
            399,327  Oy Nokia AB Class A                                                                    $   35,113,821

France (14.8%)
--------------------------------------------------------------------------------------------------------------------------
            311,890  Aerospatiale Matra (NON)                                                                    7,211,232
             29,400  Aerospatiale Matra 144A (NON)                                                                 679,760
            177,687  AGF (Assurances Generales de France)                                                        8,584,263
            216,702  Axa S.A. (NON)                                                                             26,520,283
            302,269  Banque Nationale de Paris                                                                  25,265,940
             43,260  Bouygues S.A. (NON)                                                                        11,470,058
             43,260  Bouygues S.A. Rights (Expiration Date 7/13/99) (NON)                                          115,461
            163,147  CNP Assurances (NON)                                                                        4,470,865
            133,800  CNP Assurances 144A (NON)                                                                   3,666,642
            318,647  Elf Aquitaine S.A. (NON)                                                                   46,907,818
            202,479  France Telecom S.A.                                                                        15,343,276
             79,344  Groupe Danone                                                                              20,520,342
             18,290  Havas Advertising SA (NON)                                                                  3,952,598
            142,775  Lafarge Coppee                                                                             13,618,008
             45,835  Publicis S.A. (NON)                                                                         9,720,343
            237,365  Sanofi-Synthelabo S.A. (NON)                                                               10,104,551
            119,508  SCOR                                                                                        5,946,652
            127,173  Societe Generale                                                                           22,483,684
             29,223  Television Francaise I (TF1)                                                                6,832,250
            277,945  Vivendi                                                                                    22,585,804
                                                                                                            --------------
                                                                                                               265,999,830

Germany (7.8%)
--------------------------------------------------------------------------------------------------------------------------
                  1  Bayerische Motoren Werke (BMW) AG                                                                 552
            413,040  DaimlerChrysler AG                                                                         35,892,350
            419,594  Deutsche Lufthansa AG                                                                       7,630,950
            873,809  Hoechst AG                                                                                 39,683,643
            374,270  Mannesmann AG                                                                              56,025,281
                                                                                                            --------------
                                                                                                               139,232,776

Greece (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            398,145  Hellenic Telecommunication Organization S.A.                                                8,573,320

Ireland (3.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,824,136  Allied Irish Banks PLC                                                                     24,060,126
            307,906  Bank of Ireland                                                                             5,192,019
          1,409,355  CRH PLC                                                                                    25,077,217
            200,560  Esat Telecom Group PLC (NON)                                                                8,799,570
                                                                                                            --------------
                                                                                                                63,128,932

Italy (3.7%)
--------------------------------------------------------------------------------------------------------------------------
            820,100  Alleanza Assicurazioni SpA                                                                  9,459,587
            380,936  Banca Popolare di Bergamo SpA                                                               8,393,868
            336,400  Compagnie Industriali Riunite (CIR) SpA                                                       448,927
          3,702,298  Ente Nazionale Idrocarburi (ENI) SpA (NON)                                                 22,175,858
          1,541,349  Istituto Bancario San Paolo di Torino                                                      21,047,737
            168,100  Mediaset SpA                                                                                1,499,013
            957,700  Monte Dei Paschi NY Branch (NON)                                                            4,260,185
                                                                                                            --------------
                                                                                                                67,285,175

Netherlands (11.7%)
--------------------------------------------------------------------------------------------------------------------------
            832,007  ABN AMRO Holding N.V.                                                                      18,074,936
            698,134  Akzo-Nobel N.V.                                                                            29,466,561
            203,983  Gucci Group N.V. (NON)                                                                     14,278,810
            221,449  Hunter Douglas N.V. ADR                                                                     7,628,663
            605,807  Internationale Nederlanden Groep (ING)                                                     32,902,135
            702,993  Koninklijke Ahold N.V.                                                                     24,290,025
            612,614  Laurasia Resources Ltd.                                                                    14,259,357
            272,000  Libertel NV (NON)                                                                           5,346,296
             94,376  Nutreco Holding NV                                                                          3,358,540
             41,101  Nutreco Holding NV 144A                                                                     1,462,653
            276,694  STMicroelectronics N.V.                                                                    18,491,100
            885,250  TNT Post Group N.V.                                                                        21,200,565
            516,196  Vedior NV                                                                                   8,811,079
            392,057  Vendex International N.V.                                                                  10,504,599
                                                                                                            --------------
                                                                                                               210,075,319

Portugal (2.2%)
--------------------------------------------------------------------------------------------------------------------------
            752,713  Electricidade de Portugal S.A.                                                             13,595,781
            654,451  Portugal Telecom S.A.                                                                      26,708,816
                                                                                                            --------------
                                                                                                                40,304,597

Spain (4.0%)
--------------------------------------------------------------------------------------------------------------------------
             40,539  CF Alba Spain S. A.                                                                         6,584,202
          1,308,537  Iberdola S.A.                                                                              19,993,876
            262,882  Mapfre Vida Seguros                                                                         7,533,055
            434,376  Metrovacesa S.A.                                                                            8,533,384
            434,376  Metrovacesa S.A. Rights (Expiration Date 7/26/99) (NON)                                       422,400
            472,175  Telfonica S.A. (NON)                                                                       22,816,217
            526,600  Vallehermoso SA                                                                             5,115,369
                                                                                                            --------------
                                                                                                                70,998,503

Sweden (4.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,186,507  Investor AB                                                                                13,329,963
            166,400  Modern Times Group MTG AB (NON)                                                             3,630,653
            266,559  Pharmacia & Upjohn, Inc. (NON)                                                             14,815,838
          1,532,865  Svenska Handelsbanken                                                                      18,490,093
          1,097,070  Telefonaktiebolaget LM Ericsson Class B (Ericsson AB)                                      35,353,781
                                                                                                            --------------
                                                                                                                85,620,328

Switzerland (10.4%)
--------------------------------------------------------------------------------------------------------------------------
              4,847  Ares-Serono Group Class B (NON)                                                             6,256,922
             18,584  Cie. Financiere Richemont  AG Class A (NON)                                                35,918,655
             95,014  Credit Suisse Group                                                                        16,521,504
              3,169  Julius Baer Holdings AG                                                                     9,074,771
              9,879  Nestle S.A.                                                                                17,886,929
             20,203  Novartis AG ADR (NON)                                                                      29,644,997
             90,477  Swisscom AG ADR (NON)                                                                      34,213,992
            124,569  United Bank of Switzerland (UBS) AG (NON)                                                  37,362,648
                                                                                                            --------------
                                                                                                               186,880,418

United Kingdom (31.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,665,974  Allied Zurich AG                                                                           33,533,068
            910,000  Anglian Water PLC (NON)                                                                    10,068,293
          1,582,929  Associated British Ports Holdings PLC                                                       7,165,229
          3,070,777  Avis Europe PLC 144A ADR (NON)                                                             12,931,423
          1,847,781  Bass PLC                                                                                   26,826,316
                  1  BAT Industries PLC                                                                                  5
          1,290,204  British Airways PLC                                                                         8,907,817
            583,634  BP Amoco PLC                                                                               10,466,171
          2,351,735  British Telecommunications PLC ADR                                                         39,428,333
            782,010  Burmah Castrol PLC                                                                         14,849,970
          1,533,024  Cable & Wireless Communications (NON)                                                      14,749,101
          2,115,873  Cable & Wireless PLC (NON)                                                                 26,980,897
          1,079,300  Canary Wharf 144A PLC (NON)                                                                 6,811,471
          3,615,498  Diageo PLC                                                                                 37,778,158
          2,474,300  EMI Group PLC (NON)                                                                        19,863,552
          1,109,055  Granada Group PLC (NON)                                                                    20,588,102
            138,200  Hanson PLC (NON)                                                                            1,228,256
            244,715  HSBC Holdings PLC (NON)                                                                     8,672,622
          1,474,594  Land Securities PLC                                                                        19,838,474
          1,141,911  National Westminster Bancorp Inc. (NON)                                                    24,223,746
            935,666  Orange PLC ADR (NON)                                                                       13,724,311
          1,727,527  Peninsular and Oriental Steam Navigation Co.                                               25,952,342
          2,462,313  Scottish Power PLC (NON)                                                                   21,281,909
          1,844,965  Securicor Group PLC                                                                        16,193,476
          4,636,495  Shell Transportation & Trading (NON)                                                       34,790,075
          2,512,196  Siebe PLC                                                                                  11,896,612
          2,016,992  Smithkline Beecham PLC ADR                                                                 26,228,992
          1,213,105  Smiths Industries PLC                                                                      16,033,531
          9,619,372  Tesco PLC (NON)                                                                            24,767,757
          2,054,539  Tomkins PLC (NON)                                                                           8,911,154
          2,494,100  WPP Group PLC                                                                              21,104,271
                                                                                                            --------------
                                                                                                               565,795,434
                                                                                                            --------------
                     Total Common Stocks (cost $1,535,469,101)                                              $1,739,008,453

SHORT-TERM INVESTMENTS (2.4%) (a) (cost $42,622,000)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $42,622,000  Interest in $250,000,000 joint repurchase agreement dated June 30, 1999 with Lehman Brothers due
                       July 1, 1999 with respect to various U.S. Treasury
                       obligations -- maturity value of $42,627,801 for an
                       effective yield of 4.90%                                                              $  42,622,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $1,578,091,101) (b)                                            $1,781,630,453
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,792,326,933.

  (b) The aggregate identified cost on a tax basis is $1,579,149,719, resulting in gross unrealized appreciation and depreciation of $275,334,559 and $72,853,825, respectively, or net unrealized appreciation of $202,480,734.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      The fund had the following industry group concentrations greater than 10% at June 30, 1999 (as a percentage of net assets):

         Insurance and finance     19.5%
         Telecommunications        15.2

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
June 30, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,578,091,101) (Note 1)                                        $1,781,630,453
-----------------------------------------------------------------------------------------------
Cash                                                                                    192,812
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                             6,457,700
-----------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                      2,251,333
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        1,182,136
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               17,454,882
-----------------------------------------------------------------------------------------------
Total assets                                                                      1,809,169,316

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      7,396,107
-----------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                            44,975
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            4,044,061
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          3,188,597
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              392,105
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            37,649
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              5,229
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                1,447,953
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  285,707
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    16,842,383
-----------------------------------------------------------------------------------------------
Net assets                                                                       $1,792,326,933

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $1,594,042,680
-----------------------------------------------------------------------------------------------
Undistributed net investment income                                                   6,683,630
-----------------------------------------------------------------------------------------------
Distributions in excess of net realized gain on investments
and foreign currency transactions (Note 1)                                          (11,718,684)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                        203,319,307
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $1,792,326,933

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($903,696,540 divided by 41,608,012 shares)                                              $21.72
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $21.72)*                                  $23.05
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($790,680,374 divided by 37,396,783 shares)**                                            $21.14
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($97,950,019 divided by 4,559,525 shares)                                                $21.48
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $21.48)*                                  $22.26
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended June 30, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $4,574,623)                                       $ 31,738,025
-----------------------------------------------------------------------------------------------
Interest                                                                              1,784,914
-----------------------------------------------------------------------------------------------
Total investment income                                                              33,522,939

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     12,211,545
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        3,852,012
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        41,039
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         20,474
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 2,158,210
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 7,403,404
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 1,024,513
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  70,093
-----------------------------------------------------------------------------------------------
Registration fees                                                                       139,864
-----------------------------------------------------------------------------------------------
Auditing                                                                                 40,598
-----------------------------------------------------------------------------------------------
Legal                                                                                    32,116
-----------------------------------------------------------------------------------------------
Postage                                                                                 301,775
-----------------------------------------------------------------------------------------------
Other                                                                                   344,317
-----------------------------------------------------------------------------------------------
Total expenses                                                                       27,639,960
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (419,492)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         27,220,468
-----------------------------------------------------------------------------------------------
Net investment income                                                                 6,302,471
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                     10,757,714
-----------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                           1,129,404
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                                     (204,322)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                          (66,960,785)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                             (55,277,989)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                               $(48,975,518)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended June 30
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $    6,302,471  $    9,920,746
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                        11,887,118      86,038,453
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies                        (67,165,107)    178,406,624
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                     (48,975,518)    274,365,823
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                          (8,081,573)     (7,640,645)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (3,212,251)     (4,471,018)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (2,085,646)       (297,933)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                         (33,386,409)    (23,126,779)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (29,928,941)    (19,048,225)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (9,042,716)     (1,128,746)
---------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
    Class A                                                                          (4,505,495)             --
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (4,038,909)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (1,220,314)             --
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                   469,025,201     658,369,779
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                        324,547,429     877,022,256

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 1,467,779,504     590,757,248
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $6,683,630 and $10,855,424, respectively)                              $1,792,326,933  $1,467,779,504
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                           Year ended June 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $23.68           $18.96           $15.91           $13.88           $11.64
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .16(c)           .31(c)           .24(c)           .24(c)           .18
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.91)            5.91             4.07             2.19             2.22
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                (.75)            6.22             4.31             2.43             2.40
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.21)            (.37)            (.20)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.88)           (1.13)           (1.06)            (.40)            (.16)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                                       (.12)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.21)           (1.50)           (1.26)            (.40)            (.16)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $21.72           $23.68           $18.96           $15.91           $13.88
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              (2.99)           35.22            28.49            17.82            20.84
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $903,697         $791,871         $313,492         $127,980          $90,420
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.23             1.32             1.45             1.47             1.38
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                             .72             1.46             1.43             1.59             1.45
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              65.08            48.86            55.45            38.85            44.33
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended June 30, 1996 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Net investment income was less than $0.01 per share.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                          Year ended June 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $23.11           $18.56           $15.64           $13.75           $11.62
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                  --(c)(d)        .14(c)           .13(c)           .14(c)           .08
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.88)            5.80             3.97             2.15             2.21
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                (.88)            5.94             4.10             2.29             2.29
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.09)            (.26)            (.12)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.88)           (1.13)           (1.06)            (.40)            (.16)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                                       (.12)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.09)           (1.39)           (1.18)            (.40)            (.16)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $21.14           $23.11           $18.56           $15.64           $13.75
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              (3.66)           34.26            27.51            16.95            19.92
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $790,680         $633,294         $261,454          $90,126          $45,733
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.98             2.07             2.20             2.23             2.13
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                            (.01)             .69              .76              .96              .74
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              65.08            48.86            55.45            38.85            44.33
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended June 30, 1996 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Net investment income was less than $0.01 per share.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                           Dec. 1, 1994+
operating performance                                                  Year ended June 30                            to June 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $23.51           $18.85           $15.86           $13.90           $12.35
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .02(c)           .20(c)           .19(c)           .24(c)           .09
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.85)            5.89             4.03             2.12             1.62
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                (.83)            6.09             4.22             2.36             1.71
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.20)            (.30)            (.17)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.88)           (1.13)           (1.06)            (.40)            (.16)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                                       (.12)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.20)           (1.43)           (1.23)            (.40)            (.16)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $21.48           $23.51           $18.85           $15.86           $13.90
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              (3.37)           34.56            27.91            17.28            14.06*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $97,950          $42,614          $15,811           $4,047             $746
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.73             1.82             1.95             2.02             1.08*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                             .07              .99             1.10             1.59             1.61*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              65.08            48.86            55.45            38.85            44.33
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended June 30, 1996 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Net investment income was less than $0.01 per share.




Notes to financial statements
June 30, 1999

Note 1
Significant accounting policies

Putnam Europe Growth Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks and other securities of European companies.

The fund offers class A, class B and class M shares. Effective July 26, 1999, the fund will begin offering class C shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at fair market value, which is determined using the last reported sale price, or, if no sales are reported -- as is the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended June 30, 1999, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, foreign taxes, and realized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 1999, the fund reclassified $2,905,205 to increase undistributed net investment income, with an increase to accumulated net realized losses of $2,905,205. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended June 30, 1999, fund expenses were reduced by $419,492 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,850 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M Shares, respectively.

For the year ended June 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $1,070,352 and $2,380,597 from the sale of class A and class M shares, respectively and $1,606,925 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended June 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received $78,887 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended June 30, 1999, purchases and sales of investment securities other than short-term investments aggregated $1,486,274,886 and $1,108,584,439, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At June 30, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                     Year ended June 30, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     68,151,339     $1,483,701,940
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,995,595         41,787,368
-----------------------------------------------------------------------------
                                                70,146,934      1,525,489,308

Shares
repurchased                                    (61,985,227)    (1,347,029,128)
-----------------------------------------------------------------------------
Net increase                                     8,161,707     $  178,460,180
-----------------------------------------------------------------------------

                                                     Year ended June 30, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     54,950,759     $1,141,020,246
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,533,660         27,866,577
-----------------------------------------------------------------------------
                                                56,484,419      1,168,886,823

Shares
repurchased                                    (39,575,591)      (811,313,477)
-----------------------------------------------------------------------------
Net increase                                    16,908,828     $  357,573,346
-----------------------------------------------------------------------------

                                                     Year ended June 30, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     22,405,603       $483,946,091
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,616,996         33,083,649
-----------------------------------------------------------------------------
                                                24,022,599        517,029,740

Shares
repurchased                                    (14,033,529)      (296,361,954)
-----------------------------------------------------------------------------
Net increase                                     9,989,070       $220,667,786
-----------------------------------------------------------------------------

                                                     Year ended June 30, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     22,984,899       $477,136,111
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,192,124         21,231,758
-----------------------------------------------------------------------------
                                                24,177,023        498,367,869

Shares
repurchased                                    (10,853,484)      (218,673,987)
-----------------------------------------------------------------------------
Net increase                                    13,323,539       $279,693,882
-----------------------------------------------------------------------------

                                                     Year ended June 30, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     22,977,103      $ 505,100,716
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       98,706          2,049,124
-----------------------------------------------------------------------------
                                                23,075,809        507,149,840

Shares
repurchased                                    (20,329,254)      (437,252,605)
-----------------------------------------------------------------------------
Net increase                                     2,746,555      $  69,897,235
-----------------------------------------------------------------------------

                                                     Year ended June 30, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,224,241        $47,334,934
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       74,988          1,356,492
-----------------------------------------------------------------------------
                                                 2,299,229         48,691,426

Shares
repurchased                                     (1,325,283)       (27,588,875)
-----------------------------------------------------------------------------
Net increase                                       973,946        $21,102,551
-----------------------------------------------------------------------------



Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $20,304,912 as a 20% capital gain, for its taxable year ended June 30, 1999.

For the period, interest and dividends from foreign countries were $33,513,711. Taxes paid to foreign countries were $4,574,623 or $0.055 (for all classes of shares).

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.



The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds-three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Putnam Diversified Income Trust II

[DBL.DAGGER] Closed to new investors. Some exceptions may apply. Contact
             Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Mark D. Pollard
Vice President and Fund Manager

Omid Kamshad
Vice President and Fund Manager

Nigel Hart
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Europe Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


AN005-53936 057/234/688 8/99